Exhibit 32.1

HEALTHGATE DATA CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HealthGate Data Corp. (the “Company”) on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William S. Reece, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2005 (the last date of the period covered by the Report).

/s/ William S. Reece
William S. Reece
Chairman of the Board and Chief Executive Officer
May 13, 2005